EXHIBIT 99.1

Amerada Hess Reports Estimated Results for the Fourth Quarter of 2004

    NEW YORK--(BUSINESS WIRE)--Jan. 26, 2005--Amerada Hess Corporation (NYSE:AHC) reported net income of $229 million for the fourth quarter of 2004 compared with income of $68 million for the fourth quarter of 2003. For the full year, net income was $977 million compared with income of $643 million in 2003. See the following page for a table of items affecting the comparability of earnings between periods. The after-tax results by major operating activity in 2004 and 2003 are as follows:


                                   Three months ended    Year ended
                                       December 31       December 31
                                   ------------------- ---------------
                                     2004*     2003*    2004*    2003
                                   ---------  -------- -------- ------
                               (In millions, except per share amounts)
Exploration and production             $211       $83     $755   $414
Refining and marketing                   93        55      451    327
Corporate                               (36)      (29)     (85)  (101)
Interest expense                        (39)      (41)    (151)  (173)
                                   ---------  -------- -------- ------
Income from continuing operations       229        68      970    467
Discontinued operations
     Net gains from asset sales           -         -        -    116
     Income from operations               -         -        7     53
Income from cumulative effect of
     accounting change                    -         -        -      7
                                   ---------  -------- -------- ------
Net income                             $229       $68     $977   $643
                                   =========  ======== ======== ======
Income per share from continuing
     operations (diluted)             $2.22      $.71    $9.50  $5.17
                                   =========  ======== ======== ======
Net income per share (diluted)        $2.22      $.71    $9.57  $7.11
                                   =========  ======== ======== ======
* Unaudited

    Exploration and production earnings were $211 million in the fourth quarter of 2004 compared with $83 million in the fourth quarter of 2003. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 346,000 barrels per day in the fourth quarter of 2004, a decrease of 3% from the fourth quarter of 2003. In the fourth quarter of 2004, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $27.15 per barrel, an increase of $1.81 per barrel from the fourth quarter of 2003. The Corporation's average United States natural gas selling price was $5.83 per Mcf in the fourth quarter of 2004, an increase of $1.87 per Mcf from the fourth quarter of 2003.
    The Corporation has two exploration wells currently drilling in the Gulf of Mexico that have been capitalized on its balance sheet at December 31, 2004. The accounting treatment for these costs will be determined when drilling is completed, which is currently anticipated prior to the filing of the Corporation's Form 10-K in March. If either or both of these wells are unsuccessful, the applicable well costs through December 31, 2004 will be expensed, reducing exploration and production earnings up to $35 million, after-tax.
    Refining and marketing earnings were $93 million in the fourth quarter of 2004 compared with $55 million in the fourth quarter of 2003. The increase is primarily due to higher refining margins and increased earnings from retail marketing operations.
    The following items, on an after-tax basis, are included in net income in the fourth quarter and full year of 2004 and 2003 (in millions):


                                     Three months ended   Year ended
                                        December 31       December 31
                                     ------------------  -------------
                                          2004    2003     2004  2003
                                     ---------- -------  ------- -----

Gains (losses) from asset sales:
   Exploration and production              $21      $-      $54   $31
   Refining and marketing                    -       -        -   (20)
Income tax adjustments                      19       -       32    30
LIFO inventory liquidation                  12       -       12     -
Corporate insurance accrual                (13)      -      (13)    -
Accrued severance and office costs           -      (9)      (9)  (32)
Premiums on bond repurchases                 -     (19)       -   (34)
                                     ---------- -------  ------- -----
                                           $39    $(28)     $76  $(25)
                                     ========== =======  ======= =====

    The fourth quarter 2004 asset sale reflects the disposal of two mature Gulf of Mexico properties. Exploration and production earnings also include foreign income tax benefits in the fourth quarter of 2004 resulting from a change in tax law and a tax settlement. Refining and marketing results include income in the fourth quarter as a result of a partial liquidation of prior year LIFO inventories.
    Capital expenditures for the year 2004 amounted to $1,521 million of which $1,434 million related to exploration and production activities. Capital expenditures for the year 2003 amounted to $1,358 million, including $1,286 million for exploration and production.


            Consolidated Financial Information (unaudited)

                               Three months ended      Year ended
                                  December 31          December 31
                              -------------------- -------------------
                                2004*      2003*     2004*       2003
                              ---------- --------- ---------- --------
Income Statement Information  (In millions, except per share amounts)
------------------------------

     Sales and other operating
      revenues                   $4,612    $3,628    $16,733  $14,311
                              ========== ========= ========== ========

     Income from continuing
      operations                   $229       $68       $970     $467
     Discontinued operations
        Net gains from asset
         sales                        -         -          -      116
        Income from operations        -         -          7       53
     Cumulative effect of
      accounting change               -         -          -        7
                              ---------- --------- ---------- --------
     Net income                    $229       $68       $977     $643
                              ========== ========= ========== ========
     Income per share from
      continuing operations
      (diluted)                   $2.22      $.71      $9.50    $5.17
                              ========== ========= ========== ========
     Net income per share
      (diluted)                   $2.22      $.71      $9.57    $7.11
                              ========== ========= ========== ========
     Weighted average number
      of shares (diluted)         103.0      89.2      102.1     90.3
                              ========== ========= ========== ========
     * Unaudited


          AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                   SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                              (IN MILLIONS)

                                        Fourth      Fourth      Third
                                       Quarter      Quarter    Quarter
                                           2004        2003      2004
Line                                 -----------  ----------  --------
 No.                                     (A)          (B)        (C)
 ---
     Income Statement
     ---------------------------
      Revenues and Non-operating
       Income
  1    Sales and other operating
        revenues                     $    4,612   $   3,628   $ 3,830
       Non-operating income
  2     Gain on asset sales                  32          --        --
  3     Equity in income of
         HOVENSA L.L.C.                      21          10        75
  4     Other                                32         (30)       25
                                     -----------  ----------  --------

  5      Total revenues and non-
          operating income                4,697       3,608     3,930
                                     -----------  ----------  --------

      Costs and Expenses
  6    Cost of products sold              3,321       2,523     2,742
  7    Production expenses                  239         207       202
  8    Marketing expenses                   200         201       186
  9    Exploration expenses,
        including dry holes
        and lease impairment                 83         116        64
 10    Other operating expenses              48          49        52
 11    General and administrative
        expenses                             90          87        81
 12    Interest expense                      62          69        62
 13    Depreciation, depletion
        and amortization                    275         254       230
                                     -----------  ----------  --------

 14      Total costs and
          expenses                        4,318       3,506     3,619
                                     -----------  ----------  --------

 15    Income before income
        taxes                               379         102       311
 16    Provision for income
        taxes                               150          34       133
                                     -----------  ----------  --------

 17    Net income                    $      229   $      68   $   178
                                     ===========  ==========  ========

 18    Preferred stock dividends             12           5        12
                                     -----------  ----------  --------

 19    Net income applicable to
        common stockholders          $      217   $      63   $   166
                                     ===========  ==========  ========

     Segment Earnings Analysis
     ---------------------------
 20    Exploration and
        production                   $      211   $      83   $   155
 21    Refining and marketing                93          55        85
 22    Corporate                            (36)        (29)      (23)
 23    Interest expense                     (39)        (41)      (39)
                                     -----------  ----------  --------

 24    Net income                    $      229   $      68   $   178
                                     ===========  ==========  ========

 25  Net Cash Provided by
      Operating Activities (*)       $      254   $     423   $   817
     ---------------------------     ===========  ==========  ========

     Capital Expenditures
     ---------------------------
 26    Exploration and
        production                   $      387   $     328   $   338
 27    Refining and marketing                42          14        18
                                     -----------  ----------  --------

 28      Total capital
          expenditures               $      429   $     342   $   356
                                     ===========  ==========  ========

     At End of Period
     ---------------------------
 29    Total debt                    $    3,835   $   3,941   $ 3,836
                                     ===========  ==========  ========

 30    Stockholders' equity          $    5,597   $   5,340   $ 5,261
                                     ===========  ==========  ========

(*) Includes changes in working capital.


          AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                   SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                              (IN MILLIONS)

                                                          Year
                                                  --------------------

                                                    2004        2003
 Line                                             --------  ----------
 No.  Income Statement                               (A)        (B)
 ---  ---------------------------------------
       Revenues and Non-operating Income
  1     Sales and other operating revenues        $16,733   $  14,311
        Non-operating income
  2      Gain on asset sales                           55          39
  3      Equity in income of HOVENSA L.L.C.           244         117
  4      Other                                         94          13
                                                  --------  ----------

  5        Total revenues and non-operating
            income                                 17,126      14,480
                                                  --------  ----------

       Costs and Expenses
  6     Cost of products sold                      11,971       9,947
  7     Production expenses                           825         796
  8     Marketing expenses                            737         709
  9     Exploration expenses, including dry
         holes and lease impairment                   287         369
 10     Other operating expenses                      195         192
 11     General and administrative expenses           342         340
 12     Interest expense                              241         293
 13     Depreciation, depletion and
         amortization                                 970       1,053
                                                  --------  ----------

 14       Total costs and expenses                 15,568      13,699
                                                  --------  ----------

 15     Income from continuing operations
         before income taxes                        1,558         781
 16     Provision for income taxes                    588         314
                                                  --------  ----------

 17     Income from continuing operations             970         467

 18     Discontinued operations                         7         169
 19     Cumulative effect of change in
         accounting principle, net                     --           7
                                                  --------  ----------

 20     Net income                                $   977   $     643
                                                  ========  ==========

 21     Preferred stock dividends                      48           5
                                                  --------  ----------

 22     Net income applicable to common
         stockholders                             $   929   $     638
                                                  ========  ==========

 23   Net Cash Provided by Operating
       Activities (*)                             $ 1,903   $   1,581
      ---------------------------------------     ========  ==========

      Capital Expenditures
      ---------------------------------------
 24     Exploration and production                $ 1,434   $   1,286
 25     Refining and marketing                         87          72
                                                  --------  ----------

 26       Total capital expenditures              $ 1,521   $   1,358
                                                  ========  ==========

                                                    December  December
                                                       31        31
                                                     2004        2003
                                                  --------  ----------
      Balance Sheet Information
      ---------------------------------------
 27     Current assets                            $ 4,411   $   3,186
 28     Investments                                 1,254       1,095
 29     Property, plant and equipment - net         8,505       7,978
 30     Other assets                                2,217       1,724
                                                  --------  ----------

 31       Total assets                            $16,387   $  13,983
                                                  ========  ==========

 32     Current portion of long-term debt         $    50   $      73
 33     Other current liabilities                   4,723       2,596
 34     Long-term debt                              3,785       3,868
 35     Deferred liabilities and credits            2,232       2,106
 36     Stockholders' equity excluding other
         comprehensive income (loss)                6,621       5,690
 37     Accumulated other comprehensive
         income (loss)                             (1,024)       (350)
                                                  --------  ----------

 38       Total liabilities and stockholders'
           equity                                 $16,387   $  13,983
                                                  ========  ==========


(*) Includes changes in working capital.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                             Fourth   Fourth    Third
                                             Quarter  Quarter  Quarter
                                               2004     2003     2004
                                             -------  -------  -------
 Line                                          (A)      (B)      (C)
 No. Operating Data
 --- -------------------------------------
      Net Production Per Day
      ------------------------------------
       Crude oil - barrels
  1     United States                            50       40       44
  2     United Kingdom                           61       79       66
  3     Norway                                   29       27       23
  4     Equatorial Guinea                        26       18       28
  5     Algeria                                  25       19       22
  6     Denmark                                  24       23       20
  7     Gabon                                    11       12       12
  8     Azerbaijan                                2        2        2
  9     Indonesia                                --        1       --
                                             -------  -------  -------
 10                 Total                       228      221      217
                                             =======  =======  =======

       Natural gas liquids - barrels
 11     United States                            14       10       12
 12     United Kingdom                            5        7        5
 13     Norway                                    1        1        1
 14     Indonesia and Thailand                    2        2        2
                                             -------  -------  -------
 15                 Total                        22       20       20
                                             =======  =======  =======

       Natural gas  - mcf
 16     United States                           178      213      164
 17     United Kingdom                          262      339      224
 18     Norway                                   28       28       25
 19     Denmark                                  26       23       21
 20     Indonesia and Thailand                   82       88       82
                                             -------  -------  -------
 21                 Total                       576      691      516
                                             =======  =======  =======

 22    Barrels of oil equivalent                346      356      323
                                             =======  =======  =======

      Average Selling Price (including
       hedging)
      ------------------------------------
       Crude oil - per barrel
 23     United States                        $29.92   $25.06   $28.26
 24     Foreign                               26.38    25.40    26.16

       Natural gas liquids - per barrel
 25     United States                        $33.31   $24.01   $31.73
 26     Foreign                               38.53    24.71    29.04

       Natural gas  - per mcf
 27     United States                         $5.83    $3.96    $4.40
 28     Foreign                                4.37     3.74     3.65

      Marketing and Refining -
      ------------------------
       Barrels Per Day
       ---------------

 29    Refined products sold                    430      423      394
                                             =======  =======  =======

 30    Refinery runs (net)                      236      225      240
                                             =======  =======  =======


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      SUPPLEMENTAL OPERATING DATA
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                                            Year
                                                      ----------------

                                                        2004     2003
                                                      -------  -------
Line                                                    (A)      (B)
 No.   Operating Data
 ---   --------------------------------------------
         Net Production Per Day
         ------------------------------------------
           Crude oil - barrels
  1          United States                                44       44
  2          United Kingdom                               70       89
  3          Norway                                       27       24
  4          Equatorial Guinea                            26       22
  5          Algeria                                      23       19
  6          Denmark                                      22       24
  7          Gabon                                        12       11
  8          Azerbaijan                                    2        2
  9          Indonesia                                    --        1
 10          Colombia                                     --        3
                                                      -------  -------
 11                      Total                           226      239
                                                      =======  =======

           Natural gas liquids - barrels
 12          United States                                12       11
 13          United Kingdom                                5        6
 14          Norway                                        1        1
 15          Indonesia and Thailand                        2        2
                                                      -------  -------
 16                      Total                            20       20
                                                      =======  =======

           Natural gas  - mcf
 17          United States                               171      253
 18          United Kingdom                              268      312
 19          Norway                                       27       26
 20          Denmark                                      24       29
 21          Indonesia and Thailand                       85       63
                                                      -------  -------
 22                      Total                           575      683
                                                      =======  =======

 23        Barrels of oil equivalent (*)                 342      373
                                                      =======  =======

        Average Selling Price (including hedging)
        -----------------------------------------
           Crude oil - per barrel
 24          United States                            $27.42   $24.23
 25          Foreign                                   26.40    24.93

           Natural gas liquids - per barrel
 26          United States                            $29.50   $23.74
 27          Foreign                                   30.02    24.09

           Natural gas  - per mcf
 28          United States                             $5.18    $4.02
 29          Foreign                                    3.94     3.01

         Marketing and Refining -
         ------------------------
           Barrels Per Day
           ---------------

 30        Refined products sold                         428      419
                                                      =======  =======

 31        Refinery runs (net)                           242      220
                                                      =======  =======

(*) Includes production from properties classified as discontinued operations of 13 thousand barrels of oil equivalent per day in the year of 2003.


    Amerada Hess Corporation

    Table of Pre-Tax Items

    In the table on page 2, the financial effects of certain transactions are disclosed on an after-tax basis. Management reviews segment earnings on an after-tax basis and uses after-tax amounts in its review of variances in segment earnings. Management believes that after-tax amounts are a preferable method of explaining variances in earnings, since they show the entire effect of a transaction rather than only the pre-tax amount. After-tax amounts are determined by applying the appropriate income tax rate in each tax jurisdiction to pre-tax amounts.
    The following table contains the pre-tax amounts of the applicable items included in net income which are shown on an after-tax basis on page 2 (in millions):


                                    Three months ended    Year ended
                                        December 31       December 31
                                    -------------------  -------------
                                           2004   2003     2004  2003
                                    ------------ ------  ------- -----

Gains (losses) from asset sales:
   Exploration and production               $32     $-      $55   $47
   Refining and marketing                     -      -        -    (9)
LIFO inventory liquidation                   20      -       20     -
Corporate insurance accrual                 (20)     -      (20)    -
Accrued severance and office costs            -    (15)     (15)  (53)
Premiums on bond repurchases                  -    (31)       -   (58)
                                    ------------ ------  ------- -----
                                            $32   $(46)     $40  $(73)
                                    ============ ======  ======= =====


    CONTACT: Amerada Hess Corporation
             J.R. Wilson, 212/536-8940